Exhibit 32
Certification of Chief Executive Officer
Pursuant to 18 U.S.C. Section 1350, As Adopted
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Pattern Energy Group Inc. (the “Company”) hereby certifies, to such officer’s knowledge, that:
(i) the accompanying Quarterly Report on Form 10-Q of the Company for the period ended June 30, 2016 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and
(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	August 5, 2016	By:	/s/ Michael M. Garland
Michael M. Garland
Chief Executive Officer
(Principal Executive Officer)
Certification of Chief Financial Officer
Pursuant to 18 U.S.C. Section 1350, As Adopted
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Pattern Energy Group Inc. (the “Company”) hereby certifies, to such officer’s knowledge, that:
(i) the accompanying Quarterly Report on Form 10-Q of the Company for the period ended June 30, 2016 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and
(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	August 5, 2016	By:	/s/ Michael J. Lyon
Michael J. Lyon
Chief Financial Officer
(Principal Financial Officer)